Exhibit 10.5

THIRD AMENDMENT TO

AGREEMENT FOR SALE AND PURCHASE OF PROPERTY

This Third Amendment to Agreement for Sale and Purchase of Property (the “Amendment”) is made and entered into effective as of the 2nd day of July, 2010, by and between DAKOTA HILL PROPERTIES, A TEXAS LIMITED PARTNERSHIP (“Seller”), and KBS REALTY ADVISORS, LLC, a Delaware limited liability company (“Buyer”).

A.        Buyer and Seller entered into that certain Agreement for Sale and Purchase of Property dated as of the 31st day of March, 2010, that certain First Amendment to Agreement for Sale and Purchase of Property dated as of May 25, 2010 and that certain Second Amendment to Agreement for Sale and Purchase of Property dated as of June 10, 2010 (collectively, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Agreement. Subject to the terms set forth in the Agreement, Buyer has agreed to purchase the Property from Seller.

B.        Buyer and Seller desire to and hereby amend the Agreement on all of the terms, provisions and conditions contained herein.

In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.        Section 6.3 of the Agreement shall be amended to provide that the Inspection Date shall be the 12th day of July, 2010.

2.        This Amendment is integrated into and made a part of the Agreement. Except as specifically otherwise specifically provided herein, all other terms and conditions of the Agreement, as hereby amended, are ratified and confirmed and shall remain unchanged and in full force and effect. In the event of any conflict between this Amendment and the Agreement, the terms and conditions of this Amendment shall govern and control. Seller and Buyer have obtained any and all necessary consents and/or approvals prior to executing this Amendment. This Amendment may be executed in multiple counterparts, which when taken together shall constitute one and the same instrument. Executed counterparts of this Amendment transmitted by facsimile or email shall bind the party so signing with the same effect as though the signature were an original signature.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

Seller:
DAKOTA HILL PROPERTIES, A TEXAS LIMITED PARTNERSHIP
By: DAKOTA IRET, Inc., a Texas corporation, its general partner

By:	/s/ Tom Wentz, Jr.
Print Name: Tom Wentz, Jr.
Print Title: S.V.P.

By:	/s/ Diane K. Bryantt
Print Name: Diane K. Bryantt
Print Title: S.V.P.

Buyer:

KBS REALTY ADVISORS, LLC, a Delaware limited liability company

By: /s/ Charles J. Schreiber, Jr.
Print Name: Charles J. Schreiber, Jr.
Print Title: CEO